Guarantees, Commitments, and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Guarantees, Commitments, and Contingencies
8. Guarantees, Commitments, and Contingencies
Indemnification Guarantees
We provide contractual assurances around the accuracy of our approvals so that our merchants can confidently automate a transaction’s execution. Our contracts obligate us to stand ready to indemnify our merchants for any costs incurred from a chargeback due to fraud. Accordingly, we account for the guarantee obligation as an indemnification under the general provisions of ASC 460 and recognize a liability at fair value upon approving a transaction at an amount that represents what we would need to pay a third party to relieve ourselves from this obligation. This liability is presented as Guarantee obligations on the consolidated balance sheets and was $12.7 million and $12.4 million as of December 31, 2023 and 2022, respectively, and will be released to revenue in the consolidated statements of operations.
We are relieved from our guarantee obligation at the earlier of (a) paying a chargeback or (b) expiration of the guarantee which is generally six months from the date of the transaction. We recognize the guarantee obligation as revenue through a systematic and rational amortization method over a six-month period that is representative of our historical pattern of being relieved from our guarantee obligation.
Our provision for chargebacks includes amounts associated with chargebacks that have been submitted and accepted but not yet paid by us as of the balance sheet date as well as estimates of chargebacks that have not yet been submitted and accepted relating to approved transactions that are accounted for under ASC 450, Contingencies. While no individual transaction is probable of a chargeback occurring, when we analyze a portfolio of transactions, if we believe a future chargeback is probable and reasonably estimated, we accrue a liability and an associated expense through cost of revenue. Inputs and assumptions used by management to calculate the provision are based on the transactions approved and the features of those transactions as well as historical information about chargebacks. It is possible that the estimate may change in the near term, and the effect of the change could be material. Provision for chargebacks, net on the consolidated balance sheets were $12.1 million and $12.0 million as of December 31, 2023 and 2022, respectively, and will be reduced by credits issued or cash paid to merchants.
As of December 31, 2023, our portfolio of potential chargeback liabilities was diversified across numerous industries, hundreds of merchants, and millions of individual transactions. The maximum potential payment to our merchants for these guarantees at a point in time, if every order we approved was fraudulent, is generally the aggregate approved transaction amount excluding cancelled orders, orders that have expired guarantees, and orders for which guarantees have already been paid. As of December 31, 2023, there was $57.2 billion in outstanding indemnification guarantees.
Historically, we have had to pay approximately 0.1% of guarantees that we have issued and net chargeback expenses for the years ended December 31, 2023, 2022, and 2021, were $121.8 million, $103.2 million, and $85.5 million, respectively, which was in line with our budgets for the associated periods.
Non-Cancelable Purchase Obligations
In the normal course of business, we enter into non-cancelable purchase commitments with various parties primarily for hosting and software services. As of December 31, 2023, we had outstanding non-cancelable purchase obligations with a term of 12 months or longer as follows:

Amount
(in thousands)
Year Ending December 31,
2024	$1,106
2025	512
2026	96
Total	$1,714
Other Indemnifications and Contingencies
In the ordinary course of business, we agree to indemnify certain parties. In our merchant agreements, we have agreed to indemnify, defend, and hold harmless the indemnified party for third-party claims and related losses suffered or incurred by the indemnified party from actual or threatened third-party intellectual property infringement claims. For certain large or strategic merchants, we have agreed to indemnify, defend and hold harmless the indemnified party for non-compliance with certain additional representations and warranties made by us. In addition, we have entered into indemnification agreements with our directors and certain officers. As we have a limited history of prior indemnification claims and the payments we have made under such agreements have not had a material adverse effect on our results of operations, cash flows, or financial position, we are unable to reasonably estimate the maximum potential amount of future payments related to these indemnification agreements. However, to the extent that valid indemnification claims arise in the future, future payments by us could be significant and could have a material adverse effect on our results of operations or cash flows in a particular period. As of December 31, 2023 and 2022, we did not have any material indemnification claims that were probable or reasonably possible.
Legal Proceedings
Occasionally we may be subject to various proceedings, lawsuits, disputes, or claims. We investigate these claims as they arise and accrue liabilities when losses are probable and reasonably estimated.
In May 2022, a putative securities class action complaint was filed in federal court in the United States by certain of our shareholders against us, certain of our current and former officers and directors, and our underwriters alleging violations of the Securities Act in connection with our IPO-related disclosures, and seeking unspecified damages. The lawsuit was captioned In re Riskified Ltd. Securities Litigation, 22 Civ. 3545 (DLC) (S.D.N.Y.). Plaintiffs filed an amended complaint on September 15, 2022. We moved to dismiss the amended complaint on October 28, 2022. On June 2, 2023, the Court granted our motion to dismiss the complaint in its entirety, with prejudice. The deadline to appeal has passed and the judgment is now final.
Although claims are inherently unpredictable, we are currently not aware of any matters that, if determined adversely to us, would individually or taken together, have a material adverse effect on our business, financial position, results of operations, or cash flows.